Q3 2025 Results & Business Update

SOLUNA HOLDINGS

NASDAQ:SLNH

November 2025



Preamble

The following content is completely qualified by the legal disclosures on the slide following this one.

Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business.

The content is in line with our principles of being accountable and transparent with shareholders.

We operate in a hyper dynamic economic environment. That's a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment.

Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review.

Legal Disclosure & Disclaimer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage.

These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

The material in this presentation has been prepared by Soluna and is general background information about Soluna's activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna's periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna's future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, and third-party studies. Although we believe that the publications, reports, and studies are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

Any projection, forecast, estimate or other "forward-looking" statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other "forward-looking" statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.

Use of Projections and Illustrations - this presentation contains certain financial forecasts and illustrations. Neither Soluna's nor Soluna's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

In addition to figures prepared in accordance with GAAP, Soluna from time to time presents alternative non-GAAP performance measures, e.g., EBITDA, adjusted EBITDA, adjusted net profit/loss, adjusted earnings per share, free cash flow, both on a company basis and on a project-level basis. Project level measures may not take into account a full allocation of corporate expenses. These measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Alternative performance measures are not subject to GAAP or any other generally accepted accounting principle. Other companies may define these terms in different ways. See our annual report on Form 10-K for the year ended December 31, 2024 for an explanation of how management uses these measures in evaluating its operations.

EXECUTIVE SUMMARY

Company Overview

AI is driving exponentially growing demand for compute

+

Miners prefer scalable, well-managed, and cost-advantaged hosting partners.

Soluna bridges this gap

Clean energy goes to waste due to curtailment

Co-locating data centers **behind the meter** at renewable power generation enables us to bypass long interconnection queues, improve power economics, and **accelerate time-to-market.**

1GW+

Q3 Soluna Highlights[1]

INSTALLED HASHRATE	MW MANAGED	2025 Q3 REVENUE
4.5 EH/s [2]	**105 MW ▸ ~1.0 GW [3]**	**$8.4 Million**
AVERAGE POWER COST	CURTAILED ENERGY MONETIZED	CAPITAL RAISED in Q3
$32.5 / MWh [5]	**166,151 MWh**	**$64 Million [4]**
EMPLOYEES	POWER DEVELOPMENT PIPELINE	AVERAGE J / TH/s
50	**~2.8 GW**	**<26 J / TH/s [5]**

(1) As of September 30, 2025 unless otherwise noted
(2) Includes a mix of Prop Miners and Hosted Miners. Q3 2025, was a growth period, energization of Dorothy 2, and transition of customers at Sophie.
(3) Sophie (25 MW - operational) + Dorothy 1 (50 MW - operational) + Dorothy 2 (30 MW operational, 18 MW Construction) + Kati (83 MW Construction, 83 MW Shovel Ready) + Grace (2 MW - In Development) + Rosa (187 MW - In Development) + Ellen (100 MW - In Development) + Hedy (120 MW - In Development) + Annie (75 MW - In Development) + Fei (100 MW - In Development) + Gladys (150 MW - In Development), amounts are approximate
(4) Capital raised in Q3 2025 includes ATM $20.8M, Warrants $8.9M, SEPA $4.2M, July 2025 Offering $5.0M, SLC investment in Kati $10.6M, SLC investment in D2 $2.3M, Generate Debt draw for D1A $5.5M, and Generate debt draw in D2 $7.1M.
(5) Year-to-Date average (January 2025 - September 2025)

1GW+

Our Strategy

Transform stranded clean energy into high-performance computing infrastructure.

~2.8GW
Power Pipeline

We sign PPAs and acquire land co-located with Renewable Energy projects with high curtailment.

Bitcoin

We develop, own and operate Bitcoin Hosting Data Centers.

AI

We develop AI data center projects and form JVs with data center operators (DCOs).

Renewable Computing

We make renewable energy a global superpower using computing as a catalyst.

1GW+

Business Highlights

Q3 2025



2025 Corporate Focus

Grow Pipeline

Increasing the number of curtailment assessments completed with power partners, advancing more projects to shovel-ready status, and executing additional project term sheets.

Optimize Projects

Energize Project Dorothy 2. And enhancing the profitability, operational efficiency, and customer mix of our operating data centers, while improving overall customer satisfaction.

Capital Formation

Pursuing financing opportunities to support key growth initiatives, including Projects Kati and Rosa. Leveraging strength of project cash flows to refinance and/or pull forward value of existing projects and to deploy debt financing in new projects.

Develop AI

Form partnerships to harness the value of our considerable and growing pipeline by developing AI/HPC data center joint ventures. Building governance, advisory and employee AI/HPC expertise in support of expected growth strategy.

1GW+

Our Accomplishments in Q3 2025

Business Milestones

- $100M Credit Facility with Generate Capital
- $20M Secured from Spring Lane Capital
- Reached agreement with NYDIG
- Regained Nasdaq listing compliance
- Surpassed 4 EH/s of Hash Rate Under Management
- Added Project Gladys and Fei to surpass 1 Gigawatt of Clean Computing Projects operating, under construction, or in development
- Raised over $64M to fund growth
- Launched $87M ATM

Project Milestones

- 166 MW Project Kati Groundbreaking
- 48 MW Partnership with Galaxy Digital at Project Kati
- 20 MW Partnership with Canaan at Project Dorothy 1A signed to deploy in January 2026
- Project Dorothy phase 2 reached substantial completion in August
- Expanded partnership Compass Dorothy 2
- 30 MW expansion with top-tier Bitcoin miner at Dorothy 2 and fully contracting phase 3 capacity

1GW+

$100M Credit Facility

GENERATE

Highlights

- $12.6 million 5-year term initial loan
- Amortization – fixed (7-year mortgage style) + sweep (75% of excess cash flow until principal paid down to 50%, then dropping to 25%)
- Warrants to purchase up to 4.0 million shares:
  - 2.0 million pre-funded, and
  - 2.0 million at a strike price of $1.18
- Security is limited to project level, with no parent company guarantee
- Supports Soluna's recapitalization of Projects Dorothy 1A and Dorothy 2, construction and expansion of Dorothy 2 and Kati 1
- Uncommitted funds up to a total of $64.5 million (subject to meeting future underwriting conditions) for projects.

1GW+

ABOUT

GENERATE

A specialized investment platform that **builds, owns, and operates critical infrastructure.**

Focused on **affordable, resilient solutions** that deliver essential resources to customers and communities.

Since 2014:

$14B **Raised**

2000+ **Assets in operation**

50+ **Partnerships** with leading technology providers and developers

Active across six sectors:

- Power
- Mobility
- Waste
- Green Digital
- Water & Agriculture
- Industrial Decarbonization

1GW+

Our Capital Partners

We're honored to be backed by some of the best investment firms in crypto and sustainability.

galaxy

GENERATE

Navitas

SPRING LANE CAPITAL

YA Yorkville Advisors

1GW+

We serve some of Bitcoin's **most successful miners**

Here's a snapshot of our customers' total mining portfolios.[1,2]

87.6
Total EH/s[2]

67
Total No. Facilities

22.1
Average J/TH

7.5%
Percentage of Bitcoin Network

BLOCKWARE | BIT DIGITAL | BitMine Immersion Technologies
canaan | COMPASS MINING | galaxy | KULR

(1) Source: Public filings, Luxor Research, Bitcoin Network, and Customer Surveys
(2) Total EH/s is for our customers' total mining portfolio - not the total installed in Soluna hosting data centers

1GW+



Project Highlights

Q3 2025 & Beyond



HIGHLIGHTS

Project Sophie

1

Completed 3.3 MW fleet changeout with an industry leading customer

2

Completed annual preventative maintenance on critical electrical equipment

3

Upgraded network architecture to enhance security and reliability

4

Maintained >90% operational availability despite high summer temperatures


1GW+

HIGHLIGHTS

Project Dorothy 1A

1

Two customers completed and deployed fleet upgrades during the month

2

Completed intake filter replacements to help optimize airflow

3

Continued strong operational stability with reduced curtailment as Maestro OSTM optimized 4CP performance


1GW+

HIGHLIGHTS

Project Dorothy 1B

1

Consolidated miners in existing fleet to improve utilization and free up rack space

2

Upgraded fleet by deploying 1,800+ S19XP miners into available space

3

Operational improvements drove measurable performance gains

4

Replaced intake filters to optimize airflow and miner performance


1GW+

HIGHLIGHTS

Project Dorothy 2

1

Completed full construction of the project

2

Phase 2 and 3 are fully developed and the site transitioned to steady state operations in October

3

Continued to build out team to support operations

4

Became the highest performing Soluna site at 2 EH/s under management


1GW+

FUNDAMENTALS

Project Dorothy 2

CAPACITY
48 MW

LINE OF BUSINESS
Bitcoin Hosting

CURTAILED ENERGY CONSUMED
3k MWh[1]

ENERGIZATION
Q2 2025

POWER SOURCE
Wind

AVERAGE 3-MONTH LCOE*
~$35 / MWh[1]

INSTALLED HASHRATE
2.1 EH/s[1]

CAPITAL PARTNERS
SPRING LANE CAPITAL
GENERATE

(1)As of September 30, 2025 unless otherwise noted
*Levelized Cost of Energy - Calculates present value of the total cost of building and operating a power plant over an assumed lifetime.


1GW+

Dorothy 1 & 2 Milestones

(As of November 10th)

PROJECT SIZE **~100 MW**	PURPOSE **98 MW** Bitcoin Mining - operational **2 MW** AI - under development	BTC ALLOCATION **25 MW** proprietary **73 MW** hosting	HOSTING CUSTOMER DISTRIBUTION **5** industry leading partners
DEPLOYED MINING RIGS **>30,000**	OPERATING HASHRATE **>3.9 EH/s**	FLEET EFFICIENCY **24 J/TH**	UPTIME **>94%** in operational hours (YTD through October)
COMMUNITY IMPACT **18** full-time roles created	ENERGY PROFILE **150 MW** Wind Farm behind the meter data center design	ENERGY CONSUMPTION **~80,000 MWh** in wasted energy consumed per year	POWER PRICE **$32.50 MWh [1] average** year over year

(1) Estimated
*Levelized Cost of Energy - Calculates present value of the total cost of building and operating a power plant over an assumed lifetime.

1GW+



HIGHLIGHTS

Project Grace

1

Completed Conceptual Design for Behind-the-Meter AI Power and Cooling Infrastructure Blueprint

2

Held strategic kick-off meeting with technical partners (power, microgrid, storage)

3

Completed initial site layout and building conceptual design, designed to NVIDIA reference design

4

Initiated marketing of project began.


1GW+



FUNDAMENTALS

Project Kati 1

CAPACITY
83 MW

LINE OF BUSINESS
Bitcoin Hosting

CURTAILED ENERGY CONSUMED
TBD

ENERGIZATION
2026

PARTNERS

galaxy

POWER SOURCE
Wind

AVERAGE 3-MONTH ANNUAL LCOE*
~$30 / MWh[1]

CAPITAL PARTNERS

SPRING LANE CAPITAL

GENERATE

(1) Estimated
*Levelized Cost of Energy - Calculates present value of the total cost of building and operating a power plant over an assumed lifetime.


1GW+

Project Kati Groundbreaking








1GW+

AS SEEN IN

DataCentre MAGAZINE

RIO GRANDE GUARDIAN Business Journal

THE TEXAS TRIBUNE



HIGHLIGHTS

Project Kati 1

1

Substation upgraded to support 83 MW

2

Groundbreaking ceremony in Q3 with local community in attendance

3

Civil and electrical construction underway, with the installation of Galaxy containers in progress

4

Long-lead equipment for Kati 1B (35 MW) is staged for installation


1GW+



FUNDAMENTALS

Project Kati 2

CAPACITY
83+ MW

SQ FT
440,000

LINE OF BUSINESS
HPC

UPTIME TIER
III 5x9s Availability, Concurrently Maintainable or Fault Tolerant

CURTAILED ENERGY CONSUMED
TBD

POWER DENSITY
400 W/SF

ENERGIZATION
2026-2027

TOTAL POWER CIT
43.5 MW
DATAHALL
87 MW
FACILITY

AVERAGE 3-MONTH ANNUAL LCOE*
~$40/MWh[1]

SIZE OF SUITES
15 K
DATAHALLS

PARTNER(s)
TBA

(1) Estimated
*Levelized Cost of Energy - Calculates present value of the total cost of building and operating a power plant over an assumed lifetime.

Technical Overview & Development Timeline



Septic System
Utility Yard
Data Center
Utility Yard
Loading Dock
Parking
Stormwater Detention



Preconstruction
Construction
C+9 months
Live Capacity
C + 12 months
Contract date
Break ground
Energization
Service Capacity Ready

1GW+

HIGHLIGHTS

Project Kati 2

1

Substation upgrade to support 83 MW was completed. Long-lead equipment ordered.

2

Signed MOU with development partner with HPC experience. Design engineering expected to begin in November.

3

Site marketing began. Exploring pathways to increase energy capacity to support larger campus.

4

Completed land acquisition for 50 acres adjacent to Kati 1.


1GW+

The Perfect Storm:
Driving Energy Demand

Historic Load Spike[1,2]

Explosive load growth: U.S. utilities now forecast **50 GW of new generation needed by 2030.**

Unprecedented scale: Individual campuses now reach **100 MW–5 GW** each—comparable to small cities.

Infrastructure Bottlenecks[3,4,5]

Interconnection queues exceed **2.6 TW** nationally.

Permitting and build times lag load arrival by **3–5 years**.

Equipment shortage with lead times exceeding **5 years**.

Grid Reliability Strained[6,7,8,9]

DOE (2025) and NERC (2024 LTRA) warn of rising reliability risks without **major new generation and transmission.**

Policy response forming: FERC, ISO-NE, and states launching large-load forecasting rules and data-center reporting mandates.

AI Load Fluctuates: unprecedented load fluctuations.

Energy Arms Race[1,2,6]

Unprecedented scale: CapEx is expected to grow to **$1 trillion cumulatively** over the next **5 years for energy utilities** and **3 years for hyperscalers.**

National security lens: DOE frames large-load planning as critical infrastructure resilience.

China built 429 GW of capacity in 2024, **US only 50 GW.**

1: https://www.wsj.com/business/energy-oil/ai-data-centers-desperate-for-electricity-are-building-their-own-power-plants-291f5c81
2: https://www.deloitte.com/us/en/insights/industry/power-and-utilities/data-center-infrastructure-artificial-intelligence.html
3: https://emp.lbl.gov/news/grid-connection-backlog-grows-30-2023-dominated-requests-solar-wind-and-energy-storage
4: https://www.pv-tech.org/80-of-energy-projects-withdraw-from-inefficient-us-grid-queues/
5: https://eepower.com/tech-insights/transformer-supply-chain-woes-persist-as-energy-demand-grows
6: https://www.energy.gov/sites/default/files/2025-07/DOE%20Final%20EO%20Report%20%28FINAL%20JULY%207%29.pdf
7: https://www.nerc.com/globalassets/our-work/assessments/2024-ltra_corrected_july_2025.pdf
8. https://www.nerc.com/globalassets/who-we-are/standing-committees/rstc/3_doc_white-paper-characteristics-and-risks-of-emerging-large-loads.pdf
9: https://newsletter.semianalysis.com/p/ai-training-load-fluctuations-at-gigawatt-scale-risk-of-power-grid-blackout

1GW+

We have a growing pipeline of projects

2.8GW+ long-term pipeline with large IPPs and infrastructure funds in the US and beyond

	PROJECTS	MW
Total Long-Term Pipeline	22	2,801
Total Curtailment Assessment Completed (YTD)	22	2,801
Active Term Sheet Negotiations	5	850
Shovel Ready, PPA, or Signed Term Sheets	6	698
Average Data Center Project Size		150
Total Power Partners	13	
Average Projects per Power Partner	2	
States	2	



STAGE	1 / Curtailment Assessment	2 / Term Sheet Signed	3 / PPA & Land Acquisition	4 / Engineering, Feasibility & Regulatory Studies	5 / ERCOT/ISO Planning Completed	6 / Shovel Ready	7 / Capital Formation & Customer Development	8 / In Construction	9 / Energized/COD
MW in Stage	2,103	75	220	187			166	50	75[1]

2,801 MW

(1) Current operating hosting and mining projects.

1GW+

SOLUNA 1GW+

Our Data Center Projects

We have over 1GW of data center capacity in operation, construction or development

ProjectA	Location	Power Source	Size (MW)	Model	Status [1]	Power Cost	Partner(s)
Dorothy 1A	TX	Wind	25	BTC Hosting	Operating	$35	Spring Lane, Generate
Dorothy 1B	TX	Wind	25	BTC Mining	Operating	$35	Navitas
Sophie	KY	Grid	25	BTC Hosting	Operating	$33	N/A
Dorothy 2	TX	Wind	48	BTC Hosting	Operating	$35	Spring Lane, Generate
Kati	TX	Wind	166	BTC Hosting / AI	Construction	$40	Spring Lane, Generate
Grace	TX	Wind	2	AI Hosting	Development	$40	TBD
Rosa	TX	Wind	187	BTC Hosting / AI	Development	$40	TBD
Hedy	TX	Wind	120	BTC Hosting / AI	Development	$40	TBD
Ellen	TX	Wind	100	BTC Hosting / AI	Development	$40	TBD
Annie	TX	Solar	75	BTC Hosting / AI	Development	$40	TBD
Fei	TX	Solar	100	BTC Hosting / AI	Development	$40	TBD
Gladys	TX	Wind	150	BTC Hosting / AI	Development	$40	TBD

Note: (1) Development includes: PPA, Land Acquisition, Engineering & Regulatory Studies, ERCOT Planning.

Project **Locations**

Soluna has 1GW+ of Renewable Computing Projects in Texas. A major location for Bitcoin and AI data centers.

The proximity of several projects creates "clustering." This potentially creates opportunities for larger data center campuses at our sites.


PROJECTS DOROTHY & GRACE
PROJECT FEI
PROJECT ANNIE
PROJECT ROSA
PROJECT KATI
PROJECT GLADYS
PROJECTS HEDY & ELLEN
EL PASO
ODESSA
MIDLAND
WICHITA FALLS
DENTON
FORT WORTH
DALLAS
LONGVIEW
WACO
KILLEEN
COLLEGE STATION
AUSTIN
BEAUMONT
HOUSTON
LAREDO
BROWNSVILLE

Energized Data Center Capacity and Growth

We are building the largest clean-energy-powered Bitcoin infrastructure platform.

Year	Energy (MW) [1]	Hashrate (EH/s2) [1]
2023	**25**	**1.0**
2024	**75**	**2.9**
2025	**129**	**5.8**
2026	**368**	**19.8**
2027	**696**	**46.4**



Energy Capacity (MW)
Compute Power (EH/s)
700
600
500
400
300
200
100
0
70
60
50
40
30
20
10
0
2023
2024
2025
2026
2027
2023
2024
2025
2026
2027

(1) 2023 & 2024 Energy and Hashrate are actual, while 2025-2027 Energy are estimated based on expected project ramp (which could vary up or down) and 2025-2027 Hashrate are estimated as a ramp from about 25J/Th in 2023/2024 to about 15J/Th by 2027 (which also could vary up or down)

Q4 - Q1'26 Roadmap of Upcoming Catalysts

- Energize Phase 3 (18 MW) of Dorothy 2
- Project-level Capital Formation
- Dorothy 2 Final Completion
- PPAs on Projects Rosa, Hedy, Ellen, Annie
- Energize Phase 1 (48 MW) of Kati 1
- New Project Announcements
- Kickoff Design & Engineering of Kati 2 AI
- Energize Phase 2 (35 MW) of Kati 1



IMAGE: Project Dorothy 2 - Phase I energized, Phase II nearing completion, Phase III being framed out.

1GW+

Q3 Capital Formation

We raised over **$64 million** from a variety of public market and project equity sources to fund our growth, development and operations.

Operating sites balanced the capital stack using the new Generate credit facility, drawing $12.6M.



Millions
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$20.8
$8.9
$4.2
$5.0
$10.6
$2.3
$5.5
$7.1
ATM
Warrants
SEPA
Offering July 2025
SLC Kati 1
SLC Dorothy 2
Debt Dorothy 1A
Debt Dorothy 2
Public Equity in SLNH
Project Equity
Project Debt

(1) As of September 30, 2025 unless otherwise noted. Gross amounts shown. Deferred financing costs reduce net proceeds and amortize into interest expense over time. Pref B consent fees are expensed as incurred.
(2 Project Equity includes Spring Lane (SLC) direct investments in Kati 1 and Dorothy 2.
(3) Debt draw refers to borrowings on the credit facility from Generate Capital.
(4) Dorothy 1A draw, net of loan costs, is a recap to distribute to owners SLC and SLNH, who will then contribute equity into Kati 1.

Q3 Capital Investments

Debt and equity invested in Project-level Development and Construction totaled **$20 million**.



Dorothy 2
14.7%
$9.4
$10.6
Kati 1
16.5%
$44.4
Capacity
68.7%

Flexible, Scalable Capital Formation

Capital formation occurs at project-level and at parent-level companies. Bitcoin is separate from AI.



Equity & Debt
Soluna Holdings, Inc.
(SLNH)
Equity
Equity
Bitcoin Hosting
AI Infrastructure
BTC Project Co
BTC Project Co
AI Project Co
AI Project Co
Equity/Debt
Equity/Debt
galaxy
GENERATE
SPRING LANE CAPITAL
Navitas
Infrastructure Funds / Credit Funds / JVs

1GW+

Financial Highlights



Business Segments

Diversified Revenue Streams (and Potential Revenue Streams)

Prop Bitcoin Mining

- **Soluna or JV owned Bitcoin mining machines**
- *Bitcoin sold daily*
- *Soluna provides Managed Infrastructure Services*

Grid Ancillary Services

- **Compensation to act as behind-the-meter flexible load for the grid**
- *Paid on $ / MWh basis by Utility or Grid Operator*

Hosting for Bitcoin Miners

- **Third-party machines hosted at Soluna Data Centers**
- *Soluna provides Managed Infrastructure Services*

High Performance Computing

- **Colocation and hosting services for companies that need AI-ready data centers.**
- *Soluna develops data centers with JV partners and provides Managed Infrastructure Services.*

1GW+

Balance Sheet Transformation

$ in millions

Q3 2025 Q4 2024

Total Assets Q3 25 vs Q4 24


$80
$60
$40
$20
$0
$66
$13
$64
$47
$11
$18
$11
$10
Current Assets
PP&E
Intangible Pipeline
Other Assets

Total Liabilities Q3 25 vs Q4 24


$80
$60
$40
$20
$0
$56
$48
$13
$7
$4
$0
$6
$6
Current Liabilities
Long-term Debt
Operating Lease
Other Liabilities

Current assets **increased by 392%, adding $43.5 million** in unrestricted cash for future investments

PP&E **increased by 36%**, growth of the company, nearing construction completion of D2 and the start of Kati 1 build

Intangible pipeline **decreased** according to its normal amortization schedule

Current liabilities **increased** by **17.9%**, adding $7.1M current portion of Generate debt, construction expenses and was **reduced** by the NYDIG agreement

Long-term Debt **increased** due to Generate and Galaxy debt financing the investment in growing operations

Revenue by Quarter
(Consolidated)

$ in 000's

Increase from Prior Quarter of $2.3M driven by continued energization of Dorothy 2.
Other sites maintained marginal growth in hosting revenue, barring D1B, which stayed steady.

Increase in YoY Revenue in Q3 25 of $0.9M, from $7.5M in Q3 24 to $8.4M Q3 25, primarily due to increase in hashrate and the ramp up of D2 site nearing full capacity.



$10,000
$7,500
$5,000
$2,500
$0
$7,525
$8,272
$5,936
$6,158
$8,415
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
2024
2025

Gross Profit by Quarter
(Soluna Digital)

$ in 000's

Q3 2025 Gross profit increased by $1.6M, and margin increased to 28%, compared to 19% in Q2, reflecting strong cost discipline and margin uplift from $56 Hashprice and volume, in addition to the one-time benefit of $400k in electricity credits.



$10,000
$7,500
$5,000
$2,500
$0
$7,525
$8,889
$8,272
$8,559
$5,936
$4,763
$6,158
$4,970
$8,415
$6,086
-$1,364
-$287
$1,173
$1,188
$2,330
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Total Revenue
Total Cost of Revenue
Gross Profit

Adjusted EBITDA by Quarter

As reported (Consolidated)

$ in 000's

Compared to Q3 of prior year,
Q3 2025 adjusted EBITDA of ($6.4M) decreased by $2.9M driven by Pref B consent fees paid (no operating cash impacts), compensation related to 2024 $1.4M, $1.0M increase in professional fees in Q3'25.

Compared to prior quarter Q2,
Q3 2025 adjusted EBITDA declined by $5.1M, $4M in consent fees, $1.4M from compensation related to 2024, and $360K increase in professional fees.



500
(2,000)
(4,500)
(7,000)
(3,482)
(2,520)
(1,648)
(1,227)
(6,374)
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25

1GW+

Adjusted EBITDA by Quarter

Excluding HPE costs, equity raise costs and out-of-period expenses (Consolidated)

$ in 000's



2,000
1,000
0
(1,000)
(2,000)
1,189
(60)
(1,447)
(971)
58
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25

	Q3 24	Q4 24	Q1 25	Q2 25	Q3 25
Adj EBITDA as reported	**(3,482)**	**(2,520)**	**(1,648)**	**(1,227)**	**(6,374)**
HPE Cloudco costs	2,859	2,859	0	0	0
Bonus expense	554	(1,090)	0	1	1,686
Other financing expenses	9	1,940	201	255	4,746
Adj EBITDA excluding special charges	**(60)**	**1,189**	**(1,447)**	**(971)**	**58**

Revenue & Cost of Revenue by Project Site

Q3 2025
(in 000's)

Dorothy 1A and Sophie delivered strong gross margins of **43.6%** and **68.4%,** respectively.

Dorothy 1B observed steady increase in MWh consumption. Gross Profit **(+0.3%)** shrank from higher depreciation **(38% of revenue)** compared to other sites and declining revenue prior to early-Sep miner fleet upgrade.

Dorothy 2 commenced customer deployments in Q2, with labor costs ramping ahead of revenue, consistent with planned early-stage operations. Q3 saw major increase on revenue (+$2M) from Q2 as deployments ramped.

	Soluna Digital					
(Dollars in thousands)	Project Dorothy 1B	Project Dorothy 1A	Project Dorothy 2	Project Sophie	Other	Soluna Digital Subtotal
Cryptocurrency mining revenue	$ 2,769	$ -	$ -	$ -	$ -	$ 2,769
Data hosting revenue	-	1,650	2,203	1,404	-	5,257
Demand response services	-	-	-	-	389	389
Total revenue	**2,769**	**1,650**	**2,203**	**1,404**	**389**	**8,415**
Cost of cryptocurrency mining, exclusive of depreciation	$ 1,708	$ -	$ -	$ -	$ -	$ 1,708
Cost of data hosting revenue, exclusive of depreciation	-	669	1,558	345	88	2,660
Cost of cryptocurrency mining revenue-depreciation	1,053	-	-	-	-	1,053
Cost of data hosting revenue-depreciation	-	261	306	98	-	665
Total cost of revenue	**$ 2,761**	**$ 930**	**$ 1,864**	**$ 443**	**$ 88**	**$ 6,086**
Gross Profit	**$ 8**	**$ 720**	**$ 339**	**$ 961**	**$ 301**	**$ 2,329**
Gross Profit Margin %	*0%*	*44%*	*15%*	*68%*	*77%*	*28%*

1GW+

SOLUNA

WELCOME TO

RENEWABLE COMPUTING

Learn more at
solunacomputing.com

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Appendix

Media & Press in Q3

FINANCIAL TIMES

North American CleanEnergy

BLOCKSPACE


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Wall Street
Resource


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JOHN BELIZAIRE
RENEWABLY POWERED
ARTIFICIAL INTELLIGENCE
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See all of Soluna's latest press and media coverage at
solunacomputing.com/press

1GW+

Bitcoin Hosting and Lease Operator Contract Models Expanded

Fixed Fee / Volumetric Hosting
Gross fixed price ($/kWh) + services fees.

Profit Share Hosting
Electricity pass-through
+ Fixed Opex fee ($/KWh)
+ BTC profit share + services fees.

Lease Operator -- cash (deferred revenue) received upfront invests in miners. Starting in Q4, as lessor we operate mining capacity primarily for Bitcoin treasury clients.
Electricity fixed fee ($/kWh)
+ Fixed Opex fee ($/KWh)
+ Fixed monthly lease

Financial Driver	Fixed Fee / Volumetric	Profit Share	Leasing
Hash price up	no impact	gross profit up	no impact
Hash price down	no impact	gross profit down	no impact
Electricity up	gross profit down	gross profit down	gross profit down
Electricity down	gross profit up	gross profit up	gross profit up
Electricity in Revenue & Cost?	Yes	No, passthrough	Yes
Gross Profit capped?	Yes	No	Yes, lessor's power cost varies
Cash flow volatility	most stable	volatile	stable

1GW+

Existing Debt[1] By Entity

$15.2m subsidiary debt (no Soluna Holdings guarantee);

$8.1m GreenCloud debt (with Soluna Holdings guarantee)



Soluna Holdings, Inc.
(SLNH)
Soluna Digital (SDI)
Project Sophie HoldCo
Project Sophie
Galaxy - $4.4 million
Dorothy 1A Borrower
Dorothy 2 Borrower3
Generate $10.8 million
Soluna Cloud (SCI)
Soluna AL CloudCo2
GreenCloud secured note - $8.1 million
SLNH Debt Guarantees
Subsidiary ONLY Debt Guarantees

(1) See prior slide entitled "Summary of Existing Debt" additional notes that cover this slide. Amounts are presented net of $2,616 thousand in unamortized debt issuance costs.
(2) Soluna AL CloudCo has ceased operations and has no remaining assets.
(3) Soluna DV Services, LLC and Soluna KK Energy ServiceCo, LLC are considered guarantors for the Generate credit facility.

Q3 QoQ Revenue Bridge
(Consolidated)

$ in 000's

Q3 2025 Revenue is $8.4 million - an increase over Q2 2025 due to:

1. Blockware and Compass ramped further at D2 (+$2 million). D2 had a partial quarter of revenue in Q2 after initial energization.
2. Demand Response Services increased $0.2 million from higher curtailed hours in Q3



$10,000
$7,500
$5,000
$2,500
$0
$6,158
-$92
$2,120
$228
$8,415
Q3 25
Prop Mining
Hosting
Demand Response Services
Q3 25

Q3 YoY Revenue Bridge
(Consolidated)

$ in 000's

Q3 2025 Revenue of $8.4 million, increased by $0.9M from two factors:

1. Increase in Profit Share Revenue of $1.1M from a 24% higher hashprice of $56 in Q3 2025 vs $45 in Q3 2024. $600k increase in Sophie, remaining increase split between D1A and D2 which opened in Q2 2025.

2. Small decrease in Hosting and Profit Share Fixed, from the exit of BitMain in 2024. Offset by increase in new customers starting in Nov-Dec of 2024



$10,000
$7,500
$5,000
$2,500
$0
$7,525
-$42
-$211
$1,129
$68
-$54
$8,415
Q3 24
Prop
Hosting (Gross + PS Fixed)
Profit Sharing
Services
Demand Response
Q3 25

Q3 YoY Adj EBITDA Bridge
(Consolidated)

$ in 000's

Compared to Q3 of prior year,
Q3 2025 adjusted EBITDA of ($6.4M) improved by $1.4M gross profit and not having $2.8M Cloudco lease payments, then decreased by $4.7M costs of equity raises, $1.6M bonus, $520k increase in investor relations, and $540k increase in professional fees in Q3'25.



$2,000
$0
-$2,000
-$4,000
-$6,000
-$8,000
-$3,482
$1,360
$2,859
-$4,738
-$1,551
-$1,062
$240
-$6,374
Q3 '24
Improved Gross Profit (excl Cloudco)
No HPE Cloudco lease in 2025
Pref B and Broker fees on Equity Raises
Bonus Expense 3Q25 (earned 2024)
Legal, IR and PR
Other
Q3 '25

General & Administrative Q3 24 vs. Q3 25

$ in 000's

Bonus Pay increased $1.4M in a YTD catch-up after capital raise, paid in October 2025.

Stock compensation increased by $600k from new grants for directors and officers.

Legal fees increased for $434k from regulatory compliance and Kati 1 formation. **Investor relations** rose $523k from increased campaigns.

Bad debt reserves declined $347k on after settling with a customer in 2024.



$10,000
$7,500
$5,000
$2,500
$0
$5,248
$1,382
$600
$1,063
-$347
-$238
$7,708
Q3 2024 G&A
Wages and Bonus
Stock Comp
Legal, PR and IR
Bad Debt Reserve
Audit, Tax, Other
Q3 2025 G&A

1GW+

Soluna Holdings Summary
Capitalization Table

(As of September 30th)

Common Share Class

Existing/Issued	Shares
TOTAL Issued and Outstanding	**64,052**

UnExercised Warrants	7,723
Unvested/UnExercised Shares	202
Total Diluted Issued	**71,977**

Preferred A Share Class

Existing/Issued	Shares
TOTAL Issued and Outstanding	**4,929**

Preferred B Share Class

Existing/Issued	Shares
TOTAL Issued and Outstanding	**1,250**

1GW+

Non-GAAP Measure
Management Definitions

This presentation contains various non-GAAP financial measures which are defined on the following slide, each of which is not calculated in accordance with GAAP. Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company's performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP. The Company cannot reconcile these measures without unreasonable effort because certain items that impact net income and other reconciling metrics are out of the Company's control and/or cannot be reasonably predicted at this time. Other companies may define these terms in different ways. See our annual report on Form 10-K for the year ended December 31, 2024 for an explanation of how management uses EBITDA, adjusted EBITDA and other measures in its operations.

1GW+

Non-GAAP Measure
Management Definitions

Consolidated Adjusted EBITDA: total EBITDA, as adjusted by management for certain one-time impacts, on a fully consolidated basis, regardless of actual Soluna ownership percentage.

Developer Profit: profit and cash paid to project developer from Project Profit/Cash.

EBITDA: Earnings Before Interest, Taxes, Depreciation, and Amortization: a measure of a company's operating performance that shows earnings before accounting for financing costs, tax expenses, and non-cash charges.

IRR – Internal Rate of Return: the discount rate that makes the net present value (NPV) of a series of cash flows equal to zero, reflecting the annualized rate of return earned on an investment.

MOIC – Multiple on Invested Capital: number of times the initial quantity of invested capital dollars that has been returned by distributions of project cash flows.

NPV – Net Present Value: the sum of the present values of all expected future cash flows from an investment, minus the initial investment cost, used to assess profitability.

O&M Margin, Operating & Admin Fees: fees (and margin) paid to Soluna as the developer for ongoing operations, maintenance and administrative services provided to projects.

Owner Profit: profit and cash paid to project owners from Project Profit/Cash after paying Developer Profit.

Project Profit/Cash: profit and cash available to project owners after paying 3rd party expenses and O&M (Operating) / Admin Fees.

ROIC – Return on Invested Capital: percentage of the initial quantity of invested capital dollars that has been returned by distributions of project cash flows.

SOFR – Secured Overnight Financing Rate: is a benchmark interest rate that reflects the cost of borrowing cash overnight using U.S. Treasury securities as collateral and is published daily by the Federal Reserve Bank of New York.

Soluna SG&A – Soluna Selling, General & Administrative: expenses incurred that are not directly attributable to operating projects, excluding stock compensation, impairment expense, and other miscellaneous non-cash expenses but including other income/expense.

Variable Costs & Expenses: costs of revenue and direct expenses that, when subtracted from project revenue, yield Project Profit/Cash.

XIRR – Extended Internal Rate of Return: the annualized rate of return for a series of cash flows occurring at irregular intervals.

1GW+

Consolidated

Soluna Holdings, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
As of September 30, 2025 (Unaudited) and December 31, 2024

(Dollars in thousands, except per share)	September 30, 2025		December 31, 2024	
Assets				
Current Assets:				
Cash	$	51,371	$	7,843
Restricted cash		3,630		1,150
Accounts receivable, net (allowance for expected credit losses of $244 at September 30, 2025 and December 31, 2024)		4,408		2,693
Prepaid expenses and other current assets		3,522		1,781
Loan commitment assets		3,474		-
Equipment held for sale		-		28
Total Current Assets		66,405		13,495
Restricted cash, noncurrent		5,460		1,460
Other assets		1,090		2,724
Deposits and credits on equipment		813		5,145
Property, plant and equipment, net		63,999		47,283
Intangible assets, net		10,593		17,620
Operating lease right-of-use assets		3,675		313
Total Assets	$	152,035	$	88,040

Consolidated
Balance Sheet

Soluna Holdings, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
As of September 30, 2025 (Unaudited) and December 31, 2024

(Dollars in thousands, except per share)	September 30, 2025	December 31, 2024
Liabilities		
Current Liabilities:		
Accounts payable	$ 4,860	$ 2,840
Accrued liabilities	12,426	6,785
Accrued interest payable	342	2,275
Contract liability	19,348	20,015
Current portion of debt	9,999	14,444
Income tax payable	71	37
Warrant liability	7,225	-
Customer deposits	1,823	1,416
Operating lease liability	96	61
Total Current Liabilities	56,190	47,873
Other liabilities	2,001	235
Long-term debt	13,254	7,061
Operating lease liability	3,583	252
Deferred tax liability, net	3,542	5,257
Total Liabilities	78,570	60,678

Consolidated
Balance Sheet

Soluna Holdings, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
As of September 30, 2025 (Unaudited) and December 31, 2024

(Dollars in thousands, except per share)	September 30, 2025	December 31, 2024
Stockholders' Equity		
Stockholders' Equity:		
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share, $25.00 liquidation preference; authorized 6,040,000; 4,928,545 shares issued and outstanding as of September 30, 2025 and 4,953,545 December 31, 2024	5	5
Series B Preferred Stock, par value $0.0001 per share, authorized 187,500; 62,500 shares issued and outstanding as of September 30, 2025 and December 31, 2024	—	—
Common stock, par value $0.001 per share, authorized 75,000,000; 64,092,531 shares issued and 64,051,790 shares outstanding as of September 30, 2025 and 10,647,761 shares issued and 10,607,020 shares outstanding as of December 31, 2024	64	11
Additional paid-in capital	381,399	315,607
Accumulated deficit	(353,198)	(314,304)
Common stock in treasury, at cost, 40,741 shares at September 30, 2025 and December 31, 2024	(13,798)	(13,798)
Total Soluna Holdings, Inc. Stockholders' Equity (Deficit)	14,472	(12,479)
Non-Controlling Interest	58,993	39,841
Total Stockholders' Equity	73,465	27,362
Total Liabilities and Stockholders' Equity	$ 152,035	$ 88,040

Consolidated Statement of Operations

(Dollars in thousands, except per share)	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
Cryptocurrency mining revenue	$ 2,769	$ 2,811	$ 8,630	$ 13,691
Data hosting revenue	5,257	4,271	10,795	14,446
Demand response service revenue	389	443	1,057	1,612
High-performance computing service revenue	-	-	28	-
Total revenue	8,415	7,525	20,510	29,749
Operating costs:				
Cost of cryptocurrency mining revenue, exclusive of depreciation	1,708	1,963	5,428	5,687
Cost of data hosting revenue, exclusive of depreciation	2,660	2,555	5,605	6,982
Cost of high-performance computing services	-	2,859	7	2,859
Cost of cryptocurrency mining revenue- depreciation	1,053	1,068	3,200	3,220
Cost of data hosting revenue- depreciation	665	444	1,578	1,320
Total costs of revenue	6,086	8,889	15,818	20,068
Operating expenses:				
General and administrative expenses, exclusive of depreciation and	7,708	5,248	19,053	14,625
Depreciation and amortization associated with general and administ	2,401	2,404	7,207	7,209
Total general and administrative expenses	10,109	7,652	26,260	21,834
Impairment on fixed assets	-	-	12	130
Operating loss	(7,780)	(9,016)	(21,580)	(12,283)
Interest expense	(1,212)	(821)	(3,246)	(1,694)
Gain (loss) on debt extinguishment and revaluation, net	10,107	875	10,658	(1,888)
Loss on sale of fixed assets and credit on equipment deposit	(780)	-	(802)	(21)
Fair value adjustment (loss) gain	(22,047)	328	(22,165)	(5,607)
Other financing expense	(4,746)	-	(5,203)	-
Other income (expense), net	5	(6)	(280)	(32)
Loss before income taxes	(26,453)	(8,640)	(42,618)	(21,525)
Income tax benefit, net	666	547	1,697	1,743
Net loss	(25,787)	(8,093)	(40,921)	(19,782)
(Less) Net loss (income) attributable to non-controlling interest	1,831	903	2,027	-3,535
Net loss attributable to Soluna Holdings, Inc.	$ (23,956)	$ (7,190)	$ (38,894)	$ (23,317)
Basic and Diluted loss per common share:				
Basic & Diluted loss per share	$ (1.14)	$ (1.56)	$ (3.29)	$ (7.15)
Weighted average shares outstanding (Basic and Diluted)	26,983,023	6,388,335	15,683,072	4,320,546

1GW+

Consolidated Statement of Cash Flows

(Dollars in thousands)	Nine Months Ended September 30, 2025	2024
Operating Activities		
Net loss	$ (40,921)	$ (19,782)
Adjustments to reconcile net loss to net cash used in operating activities:		
Depreciation expense	4,866	4,634
Amortization expense	7,119	7,116
Stock-based compensation	5,671	3,286
Deferred income taxes	(1,716)	(1,806)
Impairment on fixed assets	12	130
Provision for credit losses	-	611
Amortization of operating lease asset	79	139
(Gain) loss on debt extinguishment and revaluation, net	(10,658)	1,888
Amortization of deferred financing costs and discount on notes	561	179
Fair value adjustments, including SEPA	22,165	5,607
Fair value on placement warrant financing cost	146	-
Loss on sale of fixed assets and credit on equipment deposit	802	21
Changes in operating assets and liabilities:		
Accounts receivable	(1,715)	536
Prepaid expenses and other current assets	(1,741)	(3,429)
Other long-term assets	1,608	(5,771)
Accounts payable	2,020	1,159
Contract liability	(667)	-
Operating lease liabilities	(75)	(141)
Other liabilities and customer deposits	2,173	(811)
Accrued liabilities and interest payable	6,792	3,022
Net cash used in operating activities	(3,479)	(3,412)
Investing Activities		
Purchases of property, plant, and equipment	(17,008)	(3,712)
Purchases of intangible assets	(92)	(95)
Proceeds from sale of property, plant, and equipment	-	215
Deposits on equipment	(1,028)	(4,099)
Net cash used in investing activities	(18,128)	(7,691)
Financing Activities		
Proceeds from common stock warrant exercises	9,455	2,330
Proceeds from sale of common stock on SEPA	6,176	-
Proceeds from notes	18,434	14,470
Proceeds from sale of common stock on ATM	22,961	-
Proceeds from July equity issuance	4,509	-
Costs associated with July equity issuance	(145)	-
Payments on notes and deferred financing costs	(6,938)	(2,261)
Payments on ATM	(162)	-
Contributions from non-controlling interest	22,078	5,098
Distributions to non-controlling interest	(4,753)	(6,694)
Net cash provided by financing activities	71,615	12,943
Increase in cash & restricted cash	50,008	1,840
Cash & restricted cash – beginning of period	10,453	10,367
Cash & restricted cash – end of period	$ 60,461	$ 12,207

Supplemental Disclosure of Cash Flow Information		
Interest paid on debt	1,081	218
Fair value consideration for Green Cloud issuance of shares	810	-
Noncash financing cost accrual	647	-
Noncash deferred financing cost accrual	1,078	
Warrant consideration in relation to Generate Common Warrant	2,635	-
Warrant consideration in relation to convertible notes and revaluation of warrant liability	-	5,606
Notes converted to common stock	-	5,877
Noncash membership distribution accrual	-	741
Warrant consideration in relation to Soluna Cloud	-	1,440
Noncash non-controlling interest contributions	2,675	250
Noncash activity right-of-use assets obtained in exchange for lease obligations	3,441	-

Reconciliation of Net loss to Adjusted EBITDA

(Dollars in thousands)	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
Net loss	$ (25,787)	$ (8,903)	$ (40,921)	$ (19,782)
Interest expense	1,212	821	3,246	1,694
Income tax benefit	(666)	(547)	(1,697)	(1,743)
Depreciation and amortization	4,119	3,916	11,985	11,749
EBITDA	(21,122)	(3,903)	(27,387)	(8,082)
Adjustments: Non-cash items				
Stock-based compensation costs	1,882	1,257	5,671	3,286
Loss on sale of fixed assets and credit on equipment deposit	780	-	802	21
Provision for credit losses	-	367	-	611
Impairment on fixed assets	-	-	12	130
Fair value adjustment loss (gain)	22,047	(328)	22,165	5,607
Fair value on placement agent warrants financing fee	146	-	146	-
Loss (gain) on debt extinguishment and revaluation, net	(10,107)	(875)	(10,658)	1,888
Adjusted EBITDA	$ (6,374)	$ (3,482)	$ (9,249)	$ 3,461

FY 2024-25 by Quarter
Adjusted EBITDA

(Dollars in thousands)	Three months ended September 30, 2024	Three months ended December 31, 2024	Three months ended March 31, 2025	Three months ended June 30, 2025	Three months ended September 30, 2025
Net loss	$ (8,093)	$ (38,518)	$ (7,354)	$ (7,780)	$ (25,787)
Interest expense, net	821	833	838	1,196	1,212
Income tax (benefit) expense	(547)	(743)	(425)	(608)	(666)
Depreciation and amortization	3,916	3,889	3,879	3,989	4,119
EBITDA	(3,903)	(34,539)	(3,062)	(3,203)	(21,122)
Adjustments: Non-cash items					
Stock-based compensation costs	1,257	2,025	1,847	1,942	1,882
Loss (gain) on sale of fixed assets and credit on equipment deposit	-	9	-	22	780
Provision for credit losses	367	149	-	-	-
Convertible note inducement expense	-	388	-	-	-
Placement agent release expense	-	1,000	-	-	-
Loss on Contract	-	28,593	-	-	-
Fair value adjustment loss (gain)	(328)	100	118	-	22,047
Fair value on placement agent warrant financing fee	- -	- -	-	- -	146
Impairment on fixed assets	-	-	-	12	-
Loss (gain) on debt extinguishment and revaluation, net	(875)	(245)	(551)	-	(10,107)
Adjusted EBITDA	$ (3,482)	$ (2,520)	$ (1,648)	$ (1,227)	$ (6,374)

FY 2024-25
Debt

The following table represents total debt outstanding by agreement as of September 30, 2025:

(Dollars in thousands):	Current portion of debt	Long term debt	Total
NYDIG financing	$ -	$ -	$ -
Green Cloud secured note	3,487	4,589	8,076
Equipment loan	-	-	-
Galaxy loan	636	3,756	4,392
Generate credit agreement	5,876	4,909	10,785
Total Debt	$ 9,999	$ 13,254	$ 23,253

The following table represents total debt outstanding by agreement as of December 31, 2024:

(Dollars in thousands):	Current portion of debt	Long term debt	Total
Convertible Notes	$ -	$ -	$ -
NYDIG financing	9,183	-	9,183
Navitas term loan	137	-	137
June 2024 secured note	3,922	7,061	10,983
July 2024 additional secured note	1,202	-	1,202
Total Debt	$ 14,444	$ 7,061	$ 21,505